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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 22, 2006


                           Farmers & Merchants Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                               000-14492                     34-1469491
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(State or Other Jurisdiction        (Commission File Number)           (IRS Employer
of Incorporation)                                                      Identification No.)

         307-11 N. Defiance,                Archbold, Ohio                      43502
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(Address of Principal Executive Offices)                                        (Zip Code)


Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(C) under the exchange Act (17-CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

On April 22, 2006, the shareholders of Farmers & Merchants Bancorp, Inc. (the
"Company") approved an amendment to the Articles of Incorporation increasing the number of authorized shares of from 1,500,000 to 6,500,000 shares of no par value common stock. In addition, the shareholders approved an amendment to the Company's Articles of Incorporation permitting future amendments of the Articles of Incorporation to be effected upon the approval of two-thirds of the shares voting for such amendment, provided such vote constitute at least a simple majority of the voting power of the Company.

The board of directors has approved a stock split, to be effected in the form of a stock dividend, pursuant to which the outstanding common shares of the Company will be split on the basis of four-for-one. The split transaction will be accomplished through the issuance of a stock dividend, payable to shareholders of record on May 5, 2006 with an effective date of May 12, 2006, in the amount of three shares for each one share held by the record holder. Issuance of the new certificates for shares will be issued as promptly as practicable following the effective date of May 12, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with or incorporated by reference into the Current Report on 8-K:

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
         Number      Exhibit
         3           Certificate of Amendment to the Articles of Incorporation
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

      Dated: April 26, 2006


                                             /s/ Paul S. Siebenmorgen
                                             ------------------------
                                             Paul S. Siebenmorgen
                                             President & Chief Executive Officer


                                             /s/ Barbara J. Britenriker
                                             ---------------------------------
                                             Barbara J. Britenriker
                                             Executive Vice President &
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

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                                  EXHIBIT INDEX
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
Exhibit
Number           Description of Exhibit
3                Certificate of Amendment to the Articles of Incorporation